SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2019
SUBSEQUENT EVENT
SUBSEQUENT EVENT

27.   SUBSEQUENT EVENT

Beginning in January 2020, the novel coronavirus (COVID-19) outbreak has negatively impacted the Group’s operations in China and resulted in lower productivity from late January to early March due to travel restrictions and quarantines. The Group's total revenue declined for January and February of 2020 as compared to the same period in the prior year. By the end of March, the Group's service have fully recovered nationwide, including all hubs and warehouses for Express delivery service, Freight delivery service and Supply Chain management service. As the COVID-19 outbreak has further spread outside the PRC and it is uncertain as to whether the COVID-19 outbreak will continue to be contained in the PRC, the Group is unable to reasonably estimate the magnitude of COVID-19's impact on its operations and the related financial impact at this time.